UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 5, 2015

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17001 Northchase Drive, Suite 100
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
In a news release before the market opened on November 5, 2015, Swift Energy Company announced preliminary unaudited financial results for the third quarter 2015, provided updated 2015 guidance and reported that certain of its officers would discuss such financial results in a conference call to be held at 9:00 a.m. (CST) on that date.  In the release, the Company also announced that the conference call would be webcast live and archived on its website.  The press release is attached to this report as Exhibit 99.  Swift Energy Company does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibit.

Exhibit Number	Description

99	Swift Energy Company press release dated November 5, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 5, 2015

Swift Energy Company
By:	/s/ Terry E. Swift
Terry E. Swift Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

99	Swift Energy Company press release dated November 5, 2015.